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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2001

NIKU CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-28797 (Commission File Number)	77-0473454 (IRS Employer Identification No.)
305 Main Street, Redwood City, California (Address of principal executive offices)	94063 (Zip Code)

(650) 298-4600
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Item 5: Other Events

    On May 2, 2001, Niku Corporation (the "Company") announced preliminary financial results for the quarter ended April 28, 2001. Such information was previously presented in a press release issued by the Company on May 2, 2001, a copy of which is attached hereto as exhibit 99.01 and herein incorporated by reference.

    On May 2, 2001, the Company announced that Joshua Pickus, its acting Chief Financial Officer since February, has been named the permanent Chief Financial Officer of the Company. Mr. Pickus is also President, Worldwide Business Relations of the Company. This announcement was previously presented in a press release issued by the Company, a copy of which is attached hereto as exhibit 99.02 and herein incorporated by reference.

Item 7: Financial Statements, Pro Forma Financial Information and Exhibits.

(c)
Exhibits.

    The following exhibits are filed herewith:

99.01	Preliminary financial information for Niku Corporation for the quarter ended April 28, 2001.
99.02	Announcement of appointment of Joshua Pickus as Chief Financial Officer of Niku Corporation.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NIKU CORPORATION
Date: May 2, 2001	By:	/s/ Joshua Pickus Joshua Pickus President, Worldwide Business Relations and Chief Financial Officer

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EXHIBIT INDEX

Exhibit 99.01	Financial information for Niku Corporation for the quarter ended April 28, 2001.
Exhibit 99.02	Announcement of appointment of Joshua Pickus as Chief Financial Officer of Niku Corporation.

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  Item 5: Other Events
  Item 7: Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURE
EXHIBIT INDEX